Exhibit 99.1

Financial News Release

Advanced Energy Announces Fourth Quarter and Full Year Fiscal 2019 Results

•	Q4 revenue was $338.3 million, above the guidance range of $295 million to $325 million, driven by significant sequential growth in semiconductor equipment and data center computing
•	Q4 GAAP EPS from continuing operations was $0.27
•	Q4 Non-GAAP EPS was $0.87, above the high end of the guidance range of $0.56 to $0.80

FORT COLLINS, Colo., February 18, 2020 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the fourth quarter and fiscal year ended December 31, 2019.

“Our fourth quarter marked a strong finish to fiscal year 2019, with quarterly revenue and non-GAAP earnings per share above our guidance ranges. We continue to benefit from the results of our past design wins as they transition into solid incremental revenue growth and market share gains. The semiconductor equipment and data center computing markets were particularly strong this quarter, with our semiconductor revenues growing 30% sequentially,” said Yuval Wasserman, president and CEO. “Further, the integration of Artesyn Embedded Power is progressing very well. We have identified and started to implement actions to achieve our synergies target and to capture exciting potential revenue growth opportunities.”

Fourth Quarter Results

Sales were $338.3 million in the fourth quarter of 2019 compared with $175.1 million in the third quarter of 2019 and $154.2 million in the fourth quarter of 2018.

GAAP net income from continuing operations was $10.5 million or $0.27 per diluted share, compared with $7.3 million or $0.19 per diluted share in the prior quarter, and $19.2 million or $0.50 per diluted share in the fourth quarter of 2018. Both GAAP and non-GAAP operating expenses in the fourth quarter of 2019 include a one-time pre-tax reserve of $4.2 million.

Non-GAAP net income was $33.4 million or $0.87 per diluted share in the fourth quarter of 2019. This compares with $20.9 million or $0.54 per diluted share in the third quarter of 2019, and $28.0 million or $0.73 per diluted share in the fourth quarter of 2018.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $19.0 million of operating cash from continuing operations in the quarter.

Full Year 2019 Results

Sales were $788.9 million in 2019 compared with $718.9 million in 2018, an increase of 9.7%.

GAAP net income from continuing operations was $56.5 million or $1.47 per diluted share in 2019 compared with $147.1 million or $3.74 per diluted share in 2018.

Non-GAAP net income was $93.9 million or $2.44 per diluted share in 2019 compared to $172.0 million or $4.37 per diluted share in 2018. A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $47.9 million of operating cash from continuing operations in 2019 and ended the year with $349.1 million in cash and marketable securities.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2018 Annual Report on Form 10‑K.

First Quarter 2020 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the first quarter of 2020 is within the following ranges.

Q1 2020
Revenues	$310M +/- $30M
GAAP EPS from continuing operations	$0.36 +/- $0.30
Non-GAAP EPS	$0.70 +/- $0.30

Conference Call

Management will host a conference call today, Tuesday, February 18, 2020 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing +1 315-625-6980. Participants will need to provide the operator with Conference ID Number 4717689, which has been reserved for this call. A webcast will also be available on the company’s Investor Relations web page at ir.advanced-energy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Fort Collins, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407‑6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8‑K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results for the first quarter ending March 31, 2020, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the acquisition and integration of Artesyn Embedded Power including the optimization and reduction of our global manufacturing sites; (e) the recent outbreak of the 2019-Novel Coronavirus (2019-nCoV) and its potential adverse impact on our product manufacturing, research & development, supply chain, services and administrative operations; (f) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (g) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (h) the accuracy of the company’s assumptions on which its financial statement projections are based; (i) the impact of product price changes, which may result from a variety of factors; (j) the timing of orders received from customers; (k) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (l) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the effects of  U.S. government trade and export restrictions, Chinese retaliatory trade actions, and other governmental action related to tariffs upon the demand for our, and our customers’, products and services and the U.S. economy. These and other risks are described in Advanced Energy’s Form 10‑K, Forms 10‑Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970‑407‑6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2019	2018	2019	2019	2018
	Unaudited	Unaudited	Unaudited
Sales:
Product	$311,618	$125,039	$148,138	$678,061	$610,326
Service	26,650	29,122	26,989	110,887	108,566
Total sales	338,268	154,161	175,127	788,948	718,892
Cost of sales:
Product	212,526	64,819	87,536	416,976	298,597
Service	13,447	14,154	14,100	56,320	54,688
Total cost of sales	225,973	78,973	101,636	473,296	353,285
Gross profit	112,295	75,188	73,491	315,652	365,607
	33.2%	48.8%	42.0%	40.0%	50.9%
Operating expenses:
Research and development	33,828	20,725	24,546	101,503	76,008
Selling, general and administrative	49,528	29,241	36,401	142,555	108,033
Amortization of intangible assets	5,319	1,816	3,002	12,168	5,774
Restructuring expense	1,418	3,836	152	5,038	4,239
Total operating expenses	90,093	55,618	64,101	261,264	194,054
Operating income	22,202	19,570	9,390	54,388	171,553
Other income (expense), net	(4,843)	881	1,361	12,806	823
Income from continuing operations before income taxes	17,359	20,451	10,751	67,194	172,376
Provision (benefit) for income taxes	6,880	1,229	3,495	10,699	25,227
Income from continuing operations, net of income taxes	10,479	19,222	7,256	56,495	147,149
Income (loss) from discontinued operations, net of income taxes	(210)	188	375	8,480	(38)
Net income	10,269	19,410	7,631	64,975	147,111
Income from continuing operations attributable to non-controlling interest	5	4	10	34	86
Net income attributable to Advanced Energy Industries, Inc.	$10,264	$19,406	$7,621	$64,941	$147,025

Basic weighted-average common shares outstanding	38,341	38,386	38,313	38,281	39,081
Diluted weighted-average common shares outstanding	38,554	38,595	38,489	38,495	39,352

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.27	$0.50	$0.19	$1.47	$3.76
Diluted earnings per share	$0.27	$0.50	$0.19	$1.47	$3.74

Discontinued operations:
Basic earnings per share	$(0.01)	$—	$0.01	$0.22	$—
Diluted earnings per share	$(0.01)	$—	$0.01	$0.22	$—

Net income:
Basic earnings per share	$0.27	$0.51	$0.20	$1.70	$3.76
Diluted earnings per share	$0.27	$0.50	$0.20	$1.69	$3.74

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$346,441	$349,301
Marketable securities	2,614	2,470
Accounts and other receivable, net	246,564	100,442
Inventories, net	230,019	97,987
Income taxes receivable	4,245	2,220
Other current assets	36,825	10,173
Current assets of discontinued operations	30	5,855
Total current assets	866,738	568,448

Property and equipment, net	108,109	31,269
Operating lease right-of-use assets	105,404	—

Deposits and other assets	22,287	6,874
Goodwill and intangibles, net	386,943	156,810
Deferred income tax assets	42,656	47,099
Non-current assets of discontinued operations	269	5,984
Total assets	$1,532,406	$816,484

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$170,671	$39,646
Other accrued expenses	112,935	65,377
Current portion of debt	17,500	—
Current portion of operating lease liability	18,312	—
Current liabilities of discontinued operations	914	5,286
Total current liabilities	320,332	110,309

Long-term debt	321,527	—
Non-current liabilities of continuing operations	212,400	88,158
Non-current liabilities of discontinued operations	887	10,715
Long-term liabilities	534,814	98,873

Total liabilities	855,146	209,182

Advanced Energy stockholders’ equity	676,714	606,790
Noncontrolling interest	546	512
Stockholders’ equity	677,260	607,302
Total liabilities and stockholders’ equity	$1,532,406	$816,484

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$64,975	$147,111
Income from discontinued operations, net of income taxes	8,480	(38)
Income from continuing operations, net of income taxes	56,495	147,149

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	26,147	13,592
Stock-based compensation expense	7,327	9,703
Provision for deferred income taxes	(3,225)	5,618
Discount on notes receivable	1,100	—
Gain on sale of central inverter service business	(14,795)	—
Net loss on disposal of assets	700	481
Changes in operating assets and liabilities, net of assets acquired	(25,850)	(25,116)
Net cash provided by operating activities from continuing operations	47,899	151,427
Net cash provided by operating activities from discontinued operations	493	(156)
Net cash provided by operating activities	48,392	151,271
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	(95)
Proceeds from sale of marketable securities	1,742	589
Acquisitions, net of cash acquired	(366,101)	(93,756)
Issuance of notes receivable	(4,300)	—
Purchases of property and equipment	(25,188)	(20,330)
Net cash used in investing activities from continuing operations	(393,847)	(113,592)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(393,847)	(113,592)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Proceeds from long-term borrowings	347,486	—
Payments on long-term borrowings	(8,750)	—
Purchase and retirement of common stock	—	(95,125)
Net payments related to stock-based award activities	104	(2,009)
Net cash provided by financing activities from continuing operations	338,840	(97,134)
Net cash provided by financing activities from discontinued operations	—	—
Net cash provided by financing activities	338,840	(97,134)
EFFECT OF CURRENCY TRANSLATION ON CASH	(1,496)	(1,030)
DECREASE IN CASH AND CASH EQUIVALENTS	(8,111)	(60,485)
CASH AND CASH EQUIVALENTS, beginning of period	354,552	415,037
CASH AND CASH EQUIVALENTS, end of period	346,441	354,552
Less cash and cash equivalents from discontinued operations	—	5,251
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$346,441	$349,301

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2019	2018	2019	2019	2018
Semiconductor Equipment	$125,108	$107,393	$96,426	$403,018	$533,770
Industrial & Medical	96,736	46,768	55,187	245,992	185,122
Data Center Computing	77,940	—	13,498	91,438	—
Telecom & Networking	38,484	—	10,016	48,500	—
Total	$338,268	$154,161	$175,127	$788,948	$718,892

Net Sales by Geographic Region	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2019	2018	2019	2019	2018
North America	$172,697	$77,267	$83,632	$376,228	$372,834
Asia	117,559	52,554	66,157	293,113	250,574
Europe	47,264	23,991	25,008	117,790	94,793
Other Countries	748	349	330	1,817	691
Total	$338,268	$154,161	$175,127	$788,948	$718,892

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2019	2018	2019	2019	2018
Gross profit from continuing operations, as reported	$112,295	$75,188	$73,491	$315,652	$365,607
Adjustments to gross profit:
Stock-based compensation	160	166	77	525	742
Facility expansion and relocation costs	2,229	354	1,342	3,891	1,328
Acquisition-related costs	6,784	411	1,506	8,290	569
Non-GAAP gross profit	121,468	76,119	76,416	328,358	368,246
Non-GAAP gross margin	35.9%	49.4%	43.6%	41.6%	51.2%

Operating expenses from continuing operations, as reported	90,093	55,618	64,101	261,264	194,054
Adjustments:
Amortization of intangible assets	(5,319)	(1,816)	(3,002)	(12,168)	(5,774)
Stock-based compensation	(2,115)	(2,077)	(840)	(6,803)	(8,961)
Acquisition-related costs	(2,562)	(416)	(6,398)	(12,002)	(1,726)
Facility expansion and relocation costs	(651)	—	(223)	(948)	(518)
Restructuring charges	(1,418)	(3,836)	(152)	(5,038)	(4,239)
Non-GAAP operating expenses	78,028	47,473	53,486	224,305	172,836
Non-GAAP operating income	$43,440	$28,646	$22,930	$104,053	$195,410
Non-GAAP operating margin	12.8%	18.6%	13.1%	13.2%	27.2%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2019	2018	2019	2019	2018
Income from continuing operations, less noncontrolling interest, net of income taxes	$10,474	$19,218	$7,246	$56,461	$147,063
Adjustments:
Amortization of intangible assets	5,319	1,816	2,973	12,168	5,774
Acquisition-related costs	9,346	827	7,904	20,263	2,295
Facility expansion and relocation costs	2,879	354	1,565	4,838	1,846
Restructuring charges	1,418	3,836	152	5,038	4,239
Tax Cuts and Jobs Act Impact	—	1,452	—	—	5,703
Central inverter services business sale	1,067	—	—	(13,737)	—
Tax effect of Non-GAAP adjustments	1,195	(1,198)	326	3,206	(2,344)
Non-GAAP income, net of income taxes, excluding stock-based compensation	31,698	26,305	20,166	88,237	164,576
Stock-based compensation, net of taxes	1,740	1,705	702	5,627	7,421
Non-GAAP income, net of income taxes	$33,438	$28,010	$20,868	$93,864	$171,997

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2019	2018	2019	2019	2018
Diluted earnings per share from continuing operations, as reported	$0.27	$0.50	$0.19	$1.47	$3.74
Add back (subtract):
per share impact of Non-GAAP adjustments, net of tax	0.60	0.23	0.35	0.97	0.63
Non-GAAP per share earnings	$0.87	$0.73	$0.54	$2.44	$4.37

Reconciliation of Q1 2020 Guidance
	Low End	High End

Revenue	$280 million	$340 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.06	$0.66
Stock-based compensation	0.09	0.09
Amortization of intangible assets	0.14	0.14
Amortization of acquisition fair value adjustment in inventory	0.13	0.13
Restructuring and other	0.05	0.05
Tax effects of excluded items	(0.07)	(0.07)
Non-GAAP earnings per share	$0.40	$1.00